UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 15, 2018

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The 2018 annual meeting of Common unitholders (other than Plains AAP, L.P.) and Series A Convertible Preferred unitholders (collectively, the “Eligible Unitholders”) of Plains All American Pipeline, L.P. (“PAA” or the “Partnership”) was held on May 15, 2018.  At the annual meeting, the Eligible Unitholders considered and voted on how to instruct PAA to vote the Class C shares of Plains GP Holdings, L.P. (“PAGP”) that PAA owns at PAGP’s annual meeting with respect to the following matters: (i) the election of two Class III directors to serve on the board of directors of PAA GP Holdings LLC until the 2021 annual meeting; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (iii) the approval, on a non-binding advisory basis, of our named executive officer compensation; and (iv) a non-binding advisory vote on the frequency with which future advisory votes to approve our named executive officer compensation should be held.

The voting results for each matter presented at the PAA annual meeting were as follows:

1.              The election of two Class III directors to serve on the board of directors of PAA GP Holdings LLC until the 2021 annual meeting.

Nominees	For	Withheld	Broker Non-Votes
1. Bobby S. Shackouls	231,124,434	130,184,042	103,318,456
2. Christopher M. Temple	272,000,010	89,308,466	103,318,456

2.              The ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstained	Broker Non-Votes
453,944,086	9,048,130	1,634,716	-0-

3.              The approval, on a non-binding advisory basis, of our named executive officer compensation.

For	Against	Abstained	Broker Non-Votes
312,382,319	46,117,817	2,809,039	103,317,757

4.              A non-binding advisory vote on the frequency with which future advisory votes to approve our named executive officer compensation should be held.

Every 1 Year	Every 2 Years	Every 3 Years	Abstained	Broker Non-Votes
350,054,043	7,554,462	1,725,031	1,975,638	103,317,758

Consistent with the voting results on proposal no. 4, the board of directors of PAA GP Holdings LLC has determined that the Partnership will hold future advisory votes to approve our named executive officer compensation every year until the next required advisory vote on the frequency of advisory votes to approve named executive officer compensation, which shall be not later than the 2024 annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: May 17, 2018	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
Name: Richard McGee
Title: Executive Vice President